     The WIDE SWINGS IN LONG TERM INTEREST RATES IN FISCAL 1996 TURNED OUT TO BE AN OPPORTUNITY for the Fund, although we had to make some mid-course adjustments. The yields of 30 year Treasury bonds rose, from around 6% at the start of the year to a high of close to 7 1/4% by early summer, only to tumble to roughly 6 3/8% by November 30. The Fund's hedges served it well as interest rates rose, helping to offset much of the decline in the value of the Fund's preferred stock portfolio. As rates later declined, we gave back part of the gains on our hedges, but the accompanying rise in the value of our preferred stocks more than made up for it. When the smoke cleared, the NAV was up and the Fund had a win-win result with net appreciation for the year on both its hedges and its preferred stocks.

     There were also CROSSCURRENTS WITHIN THE PREFERRED STOCK MARKET IN FISCAL 1996. In the heat of the budget battle in December, 1995, the Clinton Administration proposed some tax law changes that would have reduced the benefits of the Dividends Received Deduction ("DRD") for corporate investors, with negative overtones for traditional preferred stocks eligible for the DRD. As the year wore on investors' concern about adverse tax changes faded, and the market for traditional preferred stocks strengthened significantly. The market now seems to be focusing almost exclusively on the shrinking supply of traditional preferreds. Such traditional preferreds are being steadily replaced by newer forms of "hybrid" preferreds that do not qualify for the DRD, but may offer greater tax advantages to issuers. The growing recognition of what we have previously called the "creeping scarcity" of traditional preferreds has benefited the Fund's portfolio significantly.

     The following "pie charts" illustrate the SHIFTS DURING THE YEAR IN THE PORTIONS OF THE PORTFOLIO ALLOCATED TO VARIOUS SECTORS OF THE PREFERRED MARKET. The increase in adjustable rate preferreds ("ARPs") from 25% to 31%, in round numbers, was especially helpful to the Fund's performance. For most of the year, ARPs dawdled along, becoming increasingly undervalued in our opinion, until they caught fire in the last quarter. We also ventured, to the extent of 6% of the portfolio, into "hybrid" preferreds that are not eligible for the DRD. The latter purchases reflected specific opportunities uncovered in a market sector that we previously considered to be generally overpriced.

[Pie Charts]

                              11/30/95        11/30/96
                              --------        --------
Adjustable Rates                25.4%           31.3%
Traditional Fixed Rates         73.2%           57.9%
Non-DRD Preferreds               0.0%            6.3%
Common Stock                     0.0%            2.2%
Cash & Other                     1.4%            2.3%


     THE FISCAL 1996 RETURN OF 15.4% BASED ON THE MARKET PRICE OF THE FUND'S SHARES WAS HELPED BY A NARROWING OF THE DISCOUNT OF THE MARKET PRICE FROM NAV DURING THE YEAR, as shown by the chart on the following page. The narrowing may reflect the market scarcity of preferreds eligible for the DRD, which make up most of the Fund's portfolio, and fading concern over the risk of tax changes. The purchase of over 20% of the shares of the Preferred Income Management Fund, a sister fund, by Horesji Enterprises, Inc. may have had a market impact also.


           [Graph Showing Premium/Discount of Market Price to NAV]

                      Preferred Income Opportunity Fund
        Premium/Discount of Market Price to NAV through November 1996

             Premium/
  Date       Discount
  ----       --------
02/21/92       7.26%
02/28/92       8.05%
03/06/92       8.74%
03/13/92       9.80%
03/20/92       8.19%
03/27/92       5.56%
04/03/92       5.38%
04/10/92       7.05%
04/17/92       5.47%
04/24/92       5.90%
05/01/92       5.46%
05/08/92       5.36%
05/15/92       3.06%
05/22/92       2.48%
05/29/92       3.07%
06/05/92       2.82%
06/12/92       4.00%
06/19/92       3.57%
06/26/92       4.42%
07/03/92       4.75%
07/10/92       6.26%
07/17/92       8.00%
07/24/92       5.92%
07/31/92       6.47%
08/07/92       6.13%
08/14/92       6.28%
08/21/92       5.14%
08/28/92       5.39%
09/04/92       5.06%
09/11/92       6.48%
09/18/92       4.74%
09/25/92       4.41%
10/02/92       6.20%
10/09/92       6.75%
10/16/92       4.90%
10/23/92       1.88%
10/30/92       2.78%
11/06/92       1.80%
11/13/92       1.88%
11/20/92       4.08%
11/27/92       8.44%
12/04/92       6.30%
12/11/92       6.13%
12/18/92       6.91%
12/25/92       5.36%
01/01/93       6.21%
01/08/93       6.79%
01/15/93       5.95%
01/22/93       4.34%
01/29/93       5.76%
02/05/93       4.83%
02/12/93       2.84%
02/19/93       2.02%
02/26/93       3.10%
03/05/93       4.73%
03/12/93       6.51%
03/19/93       3.03%
03/26/93       4.57%
04/02/93       5.14%
04/09/93       5.78%
04/16/93       5.70%
04/23/93       6.59%
04/30/93       6.51%
05/07/93       5.13%
05/14/93       6.10%
05/21/93       5.70%
05/28/93       4.41%
06/04/93       4.97%
06/11/93       5.61%
06/18/93       4.97%
06/25/93       4.17%
07/02/93       4.72%
07/09/93       4.25%
07/16/93       3.62%
07/23/93       1.63%
07/30/93       3.06%
08/06/93       2.12%
08/13/93       1.81%
08/20/93       0.08%
08/27/93       3.70%
09/03/93       3.31%
09/10/93       4.01%
09/17/93       3.38%
09/24/93       2.44%
10/01/93       2.14%
10/08/93       2.61%
10/15/93       2.63%
10/22/93       2.46%
10/29/93       0.90%
11/05/93       0.00%
11/12/93      -1.07%
11/19/93      -2.82%
11/26/93      -1.79%
12/03/93      -0.76%
12/10/93      -3.34%
12/17/93      -3.38%
12/24/93      -4.31%
12/31/93      -1.53%
01/07/94      -0.36%
01/14/94       1.57%
01/21/94      -1.29%
01/28/94      -3.77%
02/04/94      -3.92%
02/11/94      -4.62%
02/18/94      -8.63%
02/25/94      -5.00%
03/04/94      -3.92%
03/11/94      -3.15%
03/18/94      -5.85%
03/25/94      -5.62%
04/01/94      -5.52%
04/08/94      -5.10%
04/15/94      -9.76%
04/22/94     -10.12%
04/29/94     -10.42%
05/06/94      -7.75%
05/13/94      -7.73%
05/20/94      -6.36%
05/27/94      -3.12%
06/03/94      -6.83%
06/10/94      -2.88%
06/17/94      -4.57%
06/24/94      -3.93%
07/01/94      -4.09%
07/08/94      -3.44%
07/15/94      -4.90%
07/22/94      -2.94%
07/29/94      -3.27%
08/05/94      -2.21%
08/12/94      -2.98%
08/19/94      -3.76%
08/26/94      -2.94%
09/02/94      -2.04%
09/09/94      -3.18%
09/16/94      -4.09%
09/23/94      -6.28%
09/30/94      -5.10%
10/07/94     -13.22%
10/14/94     -13.68%
10/21/94     -14.10%
10/28/94     -10.40%
11/04/94      -7.86%
11/11/94     -10.87%
11/18/94      -9.90%
11/23/94      -7.70%
12/02/94      -4.02%
12/09/94      -8.68%
12/16/94      -7.32%
12/23/94      -6.04%
12/30/94      -8.51%
01/06/95      -0.10%
01/13/95      -1.41%
01/20/95      -4.21%
01/27/95      -6.19%
02/03/95      -2.34%
02/10/95      -3.14%
02/17/95      -5.88%
02/24/95      -3.76%
03/03/95      -2.97%
03/10/95      -5.85%
03/17/95      -5.23%
03/24/95      -5.34%
03/31/95      -3.93%
04/07/95      -3.41%
04/14/95      -3.93%
04/21/95      -6.90%
04/28/95      -3.41%
05/05/95      -5.76%
05/12/95      -3.93%
05/19/95      -9.33%
05/26/95      -7.53%
06/02/95      -4.81%
06/09/95      -7.29%
06/16/95      -8.07%
06/23/95      -7.49%
06/30/95      -6.86%
07/07/95      -6.90%
07/14/95      -7.64%
07/21/95     -10.87%
07/28/95      -9.11%
08/04/95      -9.73%
08/11/95     -10.18%
08/18/95     -10.11%
08/25/95      -7.80%
09/01/95      -7.06%
09/08/95      -8.33%
09/15/95      -8.13%
09/22/95      -7.49%
09/29/95      -6.41%
10/06/95      -7.18%
10/13/95     -10.06%
10/20/95      -9.09%
10/27/95     -10.12%
11/03/95     -12.32%
11/10/95     -11.15%
11/17/95     -10.71%
11/24/95      -9.91%
12/01/95     -10.14%
12/08/95     -11.74%
12/15/95     -12.33%
12/22/95     -12.65%
12/29/95     -14.54%
01/05/96     -11.97%
01/12/96     -12.79%
01/19/96     -13.12%
01/26/96     -11.46%
02/02/96     -12.33%
02/09/96     -12.33%
02/16/96     -12.79%
02/23/96     -13.03%
03/01/96     -11.24%
03/08/96     -14.65%
03/15/96     -15.08%
03/22/96     -14.87%
03/29/96     -15.15%
04/05/96     -13.15%
04/12/96     -12.86%
04/19/96     -12.79%
04/26/96     -13.83%
05/03/96     -11.53%
05/10/96     -11.30%
05/17/96     -14.08%
05/24/96     -13.86%
05/31/96     -13.86%
06/07/96     -12.55%
06/14/96     -13.37%
06/21/96     -13.01%
06/28/96      -9.18%
07/05/96     -10.79%
07/12/96     -10.13%
07/19/96     -11.22%
07/26/96      -9.39%
08/02/96      -8.76%
08/09/96      -6.88%
08/16/96      -6.73%
08/23/96      -7.79%
08/30/96      -8.36%
09/06/96      -8.36%
09/13/96      -6.61%
09/20/96      -9.91%
09/27/96      -9.91%
10/04/96      -8.76%
10/11/96      -8.76%
10/18/96      -9.35%
10/25/96      -8.34%
11/01/96      -7.81%
11/08/96      -9.32%
11/15/96      -6.30%
11/22/96      -5.86%
11/29/96      -6.08%
12/06/96      -7.92%
12/13/96      -8.13%
12/20/96     -10.09%


     On December 31, 1996, the Fund paid A SPECIAL DISTRIBUTION TO SHAREHOLDERS OF $0.28 PER SHARE. Information on the tax status of that distribution appears on page 23 of this report.

     The Fund's income is doing well. We raised the dividend rate once during the fiscal year after the run-up in interest rates in early Spring. Following the year-end distributions, THE FUND WILL RESUME REGULAR MONTHLY DISTRIBUTIONS IN JANUARY, 1997 AT THE NEW RATE OF $0.073 PER SHARE. That rate is below the previous rate due to the reduction of earning assets in the Fund's portfolio caused by the year-end distribution. Those shareholders that participate in the Fund's Dividend Reinvestment Plan will see little change in their monthly income. Other shareholders have, in effect, had part of their principal returned to them.

     We are also watching the nickels and dimes closely. The management of the Fund conducted an EXTENSIVE REVIEW OF GENERAL AND ADMINISTRATIVE COSTS during the year in light of an increasingly competitive market for such services. Meaningful reductions have been achieved in several areas, which will generally come into effect in fiscal 1997. Additional information appears in Footnote No. 2 to the financial statements in this report.

     The Fund's Board of Directors recently ELIMINATED THE POLICY THAT THE FUND'S PORTFOLIO BE MANAGED WITH A VIEW TO MAXIMIZING DISTRIBUTIONS THAT ARE ELIGIBLE FOR THE DRD. This change is intended to create future flexibility rather than to signal any significant near term shift in the Fund's portfolio. It is very difficult to pinpoint what the situation will be several years down the road given the tax factors mentioned above and recent changes in bank regulation that could contribute to the shrinkage of the supply of preferred stocks eligible for the DRD. We simply want to be prepared for whatever may come.

     The Question and Answer section that follows is recommended reading. It provides additional information on such matters as the Fund's income and performance, the discount from NAV and the situation surrounding the DRD.
                                         Sincerely,


                                         /s/ Robert T. Flaherty
                                         Robert T. Flaherty
                                         Chairman of the Board

December 31, 1996



                   QUESTIONS AND ANSWERS CONCERNING THE FUND

HAS THE FUND'S INCOME STRATEGY WORKED AS EXPECTED?

     Yes, our income strategy has worked very well. Just to remind everyone, we expect income to rise and fall with long term interest rates. However, we would like it to go up more when rates are on the upswing and fall less when rates go down.

     The chart on the following page, which is one of our favorites, is a rerun from last year's annual report. It shows the history of the Fund's income (on the left hand scale) against the level of interest rates on long term Treasury bonds (on the right hand scale). Over the life of the Fund, income has increased when interest rates were rising and given ground only begrudgingly when rates were falling. That is what we set out to do.

     The chart is based on a hypothetical investment in 1,000 shares ($12,500) initial investment of the Fund's common stock at the inception of the Fund. We have assumed that the shareholder took the regular dividend in cash each month and used only the amount by which the year-end distributions were above and beyond the regular dividends to buy additional shares at net asset value. The Fund's income has been projected into January, 1997 to reflect the year-end distribution and the dividend rate that will be effective afterwards.

Graph showing the history of the Funds income against the level of interest rates on long term Treasury bonds on a 1,000 shares ($12,500) initial investment

              Income
             w/Reinv.     UST 30 YR
 Date       Cap Gains        YTM
------      ---------     ---------

Feb-92                      7.79%
Feb-92                      7.96%
Mar-92                      8.03%
Apr-92                      7.84%
May-92        $82.50        7.84%
Jun-92        $82.50        7.78%
Jul-92        $82.50        7.46%
Aug-92        $82.50        7.41%
Sep-92        $82.50        7.38%
Oct-92        $82.50        7.62%
Nov-92        $82.50        7.60%
Dec-92        $83.14        7.39%
Jan-93        $83.14        7.19%
Feb-93        $83.14        6.90%
Mar-93        $83.14        6.92%
Apr-93        $83.14        6.93%
May-93        $83.14        6.98%
Jun-93        $83.14        6.67%
Jul-93        $83.14        6.56%
Aug-93        $83.14        6.09%
Sep-93        $83.14        6.02%
Oct-93        $83.14        5.97%
Nov-93        $83.14        6.30%
Dec-93        $79.87        6.35%
Jan-94        $79.87        6.24%
Feb-94        $79.87        6.66%
Mar-94        $79.87        7.09%
Apr-94        $79.87        7.26%
May-94        $85.89        7.34%
Jun-94        $85.89        7.61%
Jul-94        $85.89        7.39%
Aug-94        $85.89        7.48%
Sep-94        $85.89        7.82%
Oct-94        $85.89        7.96%
Nov-94        $89.17        7.94%
Dec-94        $88.36        7.88%
Jan-95        $88.36        7.73%
Feb-95        $88.36        7.55%
Mar-95        $88.36        7.43%
Apr-95        $88.36        7.33%
May-95        $88.36        6.63%
Jun-95        $88.83        6.54%
Jul-95        $88.83        6.90%
Aug-95        $88.83        6.61%
Sep-95        $88.83        6.50%
Oct-95        $88.83        6.36%
Nov-95        $88.83        6.08%
Dec-95        $78.73        5.95%
Jan-96        $78.73        6.05%
Feb-96        $78.73        6.36%
Mar-96        $78.73        6.67%
Apr-96        $78.73        6.83%
May-96        $83.83        7.00%
Jun-96        $83.83        6.95%
Jul-96        $83.83        7.01%
Aug-96        $83.83        7.12%
Sep-96        $83.83        6.90%
Oct-96        $83.83        6.81%
Nov-96        $83.83        6.51%
Nov-96        $84.03        6.60%


HOW HAS THE FUND'S NAV RETURN BEEN ABLE TO OUTPERFORM THE PREVIOUSLY MENTIONED GROUP OF INVESTMENT QUALITY BOND FUNDS IN BOTH GOOD AND BAD MARKETS?

     The rather remarkable record shown in the chart on the first page of this report is actually just the flip side of the success of our income strategy discussed above.

     It is not too surprising that we have done well relative to the group of bond funds when long term interest rates have increased. Our hedging strategies have generally been profitable when that has happened, giving us a source of funds to add to our portfolio and increase income. Such hedging gains have also cushioned the decline in the value of our preferred stock holdings and helped support the Fund's NAV. The key has been keeping overall principal declines small enough to get a good result even after the magnifying effect of the Fund's leverage. So far, we have been able to do just that.

     Beating the bond funds when interest rates were falling was a good trick. We do not expect the Fund's portfolio to keep up with a sharply rising bond market, since it will have to absorb some hedging losses. If we can stay close, however, the Fund's leverage should do the rest. Our success in limiting hedge losses was due, in part, to hedging by buying put options (on Treasury bond futures contracts) where the risk can not exceed the purchase price. The hedge losses we did incur were covered by selling some of the preferred stocks in the Fund's portfolio. Income declined as we did that, of course, which is expected when rates fall.

     The Fund's returns also reflect successful execution "in the trenches" of hundreds of market and credit decisions designed to take advantage of the inefficient nature of the preferred market. Active management in a relatively illiquid market may seem like a contradiction in terms, but it is an important source of added value.

HAS THE RETURN ON THE MARKET PRICE OF FUND'S SHARES KEPT UP WITH THE STRONG PERFORMANCE OF NAV

     The following chart shows the cumulative market value and NAV of an investment of $1,000 in the Fund at its inception. Recently, the market value has done even better than NAV as the discount from NAV has narrowed. Previously, particularly in fiscal 1993 and 1994, the opposite was true as the market price of the Fund's shares went from a premium to a discount.

Graph showing NAV and Market Performance on a $1,000 investment

             Total NAV   Total Market
              Value of     Value of
 Date       Shares Held   Shares Held
            -----------  ------------

Feb-92        $  930        $1,000
Feb-92        $  944        $1,000
Mar-92        $  961        $1,000
Apr-92        $  967        $1,010
May-92        $  996        $1,007
Jun-92        $1,001        $1,034
Jul-92        $1,035        $1,051
Aug-92        $1,052        $1,109
Sep-92        $1,060        $1,105
Oct-92        $1,062        $1,113
Nov-92        $1,063        $1,130
Dec-92        $1,072        $1,138
Jan-93        $1,094        $1,145
Feb-93        $1,129        $1,152
Mar-93        $1,144        $1,204
Apr-93        $1,159        $1,234
May-93        $1,168        $1,219
Jun-93        $1,195        $1,238
Jul-93        $1,209        $1,245
Aug-93        $1,222        $1,253
Sep-93        $1,234        $1,248
Oct-93        $1,246        $1,279
Nov-93        $1,233        $1,228
Dec-93        $1,233        $1,177
Jan-94        $1,243        $1,184
Feb-94        $1,251        $1,191
Mar-94        $1,242        $1,173
Apr-94        $1,232        $1,105
May-94        $1,217        $1,163
Jun-94        $1,221        $1,171
Jul-94        $1,218        $1,179
Aug-94        $1,226        $1,187
Sep-94        $1,203        $1,130
Oct-94        $1,191        $1,126
Nov-94        $1,163        $1,081
Dec-94        $1,168        $1,072
Jan-95        $1,204        $1,178
Feb-95        $1,233        $1,200
Mar-95        $1,240        $1,195
Apr-95        $1,271        $1,232
May-95        $1,359        $1,255
Jun-95        $1,367        $1,278
Jul-95        $1,368        $1,243
Aug-95        $1,394        $1,310
Sep-95        $1,417        $1,334
Oct-95        $1,442        $1,298
Nov-95        $1,473        $1,337
Dec-95        $1,457        $1,255
Jan-96        $1,470        $1,308
Feb-96        $1,450        $1,286
Mar-96        $1,475        $1,264
Apr-96        $1,478        $1,319
May-96        $1,506        $1,313
Jun-96        $1,522        $1,400
Jul-96        $1,523        $1,410
Aug-96        $1,527        $1,419
Sep-96        $1,543        $1,444
Oct-96        $1,605        $1,486
Nov-96       $1,653        $1,560



     The chart sends a very strong message. Swings in premiums and discounts can cause distortions between market and NAV performance over shorter periods. Over longer periods, it is much more difficult for the market to take leave of the reality of NAV, which is the value actually standing behind each share of the Fund.

     The most important point is that returns have been very good on both NAV and market price. The table below sets forth the total returns on NAV and Market per year for the last fiscal year, the last two fiscal years and since the inception of the Fund, assuming all dividends were reinvested at the Dividend Reinvestment Plan price.

                                                                  TOTAL RETURN PER YEAR
                                                                 ------------------------
                                                                                ON MARKET
                                                                 ON NAV           PRICE
                                                                 ------         ---------
          Fiscal 1996..........................................   13.1%            15.4%
          Last 2 Fiscal Years, 1995 and 1996...................   20.0             20.1
          Inception Through Fiscal 1996........................   13.1              9.7

     One last thought on the Fund's performance is worth noting. On the ex-dividend date for the year-end distribution, the market price and the NAV of the Fund's shares must decline to reflect the assets being paid out of the Fund to shareholders. Once the checks have been cashed and spent (except by those who participate in the Fund's Dividend Reinvestment Plan), the memory of the distribution will fade. Next, we will get questions from shareholders about why the performance of the Fund is down, even if things are going great. Please tie a string around your finger to remind yourself of your year-end check from the Preferred Income Opportunity Fund.

WHAT CAN BE DONE ABOUT SHARE PRICE DISCOUNTS?

     This is a tough question. The easy answers that often come up in connection with reducing discounts do not offer much promise for the Preferred Income Opportunity Fund. As discussed previously in these letters, converting to an open-end format would require the Fund to give up its leverage, which is an important element in its strategy. Furthermore, we believe that a closed-end fund is better able to take advantage of periods when the preferred market is relatively illiquid. Stock repurchase offers have not demonstrated any lasting effect on narrowing discounts.

IS THE FUND STILL APPROPRIATE FOR CORPORATE INVESTORS GIVEN THE PREVIOUSLY MENTIONED CHANGE IN POLICY REGARDING MAXIMIZING THE DIVIDENDS RECEIVED DEDUCTION?

     We think it is very appropriate. Remember, this is still a preferred fund. Traditional preferred stocks that qualify for the DRD account for the lion's share of its portfolio. Subject to future market developments, we do not see that changing significantly in the near future.

     It is very difficult to predict the future course of tax policy. The Clinton Administration has previously proposed restricting the tax "loophole" that is stimulating the replacement of DRD-eligible preferreds by new hybrid preferreds. However, the Administration has also proposed reducing the DRD percentage from 70% to 50%. As things are going now, the DRD could continue at 70% but be available only to a much smaller, and probably higher priced, supply of traditional preferreds.

     We do not want to make this change in the Fund's policy regarding the DRD into any more or less than it really is. Some new development will probably come along well before traditional preferreds become high-priced buggy whips, largely replaced by hybrid preferreds. It is in the best interests of all shareholders, corporate or not, for the Fund to be as flexible as possible in dealing with whatever develops.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------------------

                                                                                                  DIVIDEND
                                                     DIVIDEND     NET ASSET         NYSE        REINVESTMENT
                                                       PAID         VALUE       CLOSING PRICE     PRICE(1)
                                                     --------     ----------    -------------   ------------
December 29, 1995..................................   $0.0695       $12.14         $10.375          $10.47
January 31, 1996...................................    0.0695        12.18          10.750           10.73
February 29, 1996..................................    0.0695        11.95          10.500           10.58
March 29, 1996.....................................    0.0695        12.08          10.250           10.28
April 30, 1996.....................................    0.0695        12.04          10.625           10.56
May 31, 1996.......................................    0.0740        12.19          10.500           10.52
June 28, 1996......................................    0.0740        12.25          11.125           10.99
July 31, 1996......................................    0.0740        12.18          11.000           11.13
August 30, 1996....................................    0.0740        12.14          11.125           11.12
September 30, 1996.................................    0.0740        12.19          11.125           11.25
October 31, 1996...................................    0.0740        12.61          11.500           11.66
November 29, 1996..................................    0.0740        12.91          12.000           12.13

---------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 26 and 27 of this report.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 1996
                 ---------------------------------------------------------------

                                                   VALUE
 SHARES                                           (NOTE 1)
 -------                                        -----------
PREFERRED STOCKS AND SECURITIES -- 95.5%
  ADJUSTABLE RATE PREFERRED STOCKS -- 31.3%
        UTILITIES -- 10.0%
   8,000   Alabama Power Company,
             Series 1993, Adj. Rate Pfd. .....  $   178,000
  22,470   Arizona Public Service Company,
             Series Q, Adj. Rate Pfd. ........    2,089,710
  41,700   ENSERCH Corporation,
             Series F, Adj. Rate Pfd. ........      964,312
   4,899   Entergy Gulf States Utilities Inc.,
             Series A, Adj. Rate Pfd. ........      485,001
           Georgia Power Company:
   7,500     Series 1993 K, Adj. Rate Pfd. ...      182,344
  43,600     Series 1993-2 L, Adj. Rate Pfd...      986,450
   9,000   Gulf Power Company,
             Adj. Rate Pfd. ..................      199,125
  81,415   Illinois Power Company,
             Series A, Adj. Rate Pfd. ........    3,780,709
  94,504   New York State Electric & Gas
             Corporation,
             Series B, Adj. Rate Pfd. ........    2,220,844
           Niagara Mohawk Power Corporation:
  95,275     Series A, Adj. Rate Pfd. ........    1,601,811
 195,918     Series B, Adj. Rate Pfd. ........    3,967,340
  25,000     Series C, Adj. Rate Pfd. ........      478,125
  12,300   Northern Indiana Public Service
             Company, Series A, Adj. Rate
             Pfd. ............................      575,025
           Northern States Power Company:
  11,520     Series A, Adj. Rate Pfd. ........    1,108,800
  13,935     Series B, Adj. Rate Pfd. ........    1,342,986
  39,600   Puget Sound Power & Light Company,
             Series B, Adj. Rate Pfd. ........      898,425
   3,900   Texas Utilities Electric Company,
             Series B, Adj. Rate Pfd. ........      392,437
                                                -----------
           TOTAL UTILITY ADJUSTABLE RATE
             PREFERRED STOCKS.................   21,451,444
                                                -----------
        BANKING -- 21.3%
           Bank of Boston Corporation:
   9,800     Series A, Adj. Rate Pfd. ........      462,437
  60,600     Series B, Adj. Rate Pfd. ........    2,848,200
  33,700     Series C, Adj. Rate Pfd. ........    2,881,350
           BankAmerica Corporation:
   9,050     Series A, Adj. Rate Pfd. ........      447,975
  69,200     Series B, Adj. Rate Pfd. ........    6,487,500
           Bankers Trust New York Corporation:
 204,000     Series Q, Adj. Rate Pfd. ........    4,615,500
   6,500     Series R, Adj. Rate Pfd. ........      147,875
           Chase Manhattan Corporation:
  10,900     Series L, Adj. Rate Pfd. ........    1,024,600
  20,400     Series N, Adj. Rate Pfd. ........      484,500
           Citicorp:
  96,948     Second Series, Adj. Rate Pfd. ...    9,100,994
   1,500     Third Series, Adj. Rate Pfd. ....      149,156
           First Chicago NBD:
  46,211     Series B, Adj. Rate Pfd. ........    4,387,157
  20,000     Series C, Adj. Rate Pfd. ........    1,980,000
   8,800   Fleet Financial Group, Inc.,
             Adj. Rate Pfd. ..................      411,400
  32,500   HSBC Americas Inc.,
             Series A, Adj. Rate Pfd. ........    1,519,375
 131,200   MBNA Corporation,
             Series B, Adj. Rate Pfd. ........    3,386,600
  35,750   Morgan (J.P.) & Company Inc.,
             Series A, Adj. Rate Pfd. ........    2,868,938
  65,000   Republic New York Corporation,
             Series D, Adj. Rate Pfd. ........    1,519,375
  20,000   Wells Fargo & Company,
             Series B, Adj. Rate Pfd. ........      920,000
                                                -----------
           TOTAL BANKING ADJUSTABLE RATE
             PREFERRED STOCKS.................   45,642,932
                                                -----------
           TOTAL ADJUSTABLE RATE
             PREFERRED STOCKS.................   67,094,376
                                                -----------
  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 64.2%
        UTILITIES -- 45.1%
           Alabama Power Company:
 159,700     Class A, 6.40% Pfd. .............    3,972,538
  24,500     Series 1992-1, 7.60% Pfd. .......      620,156
  39,400     Series 1992-2, 7.60% Pfd. .......      992,388

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
---------------------------------------------------------------

                                                    VALUE
 SHARES                                            (NOTE 1)
 -------                                          ----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)

  21,800   Appalachian Power Company,
             Series A, 8.25% TOPRS............    $  547,725
 196,246   Arizona Public Service Company,
             Series W, 7.25% Pfd. ............     4,955,211
           Baltimore Gas & Electric Company:
  27,650     Series 1993, 6.70% Pfd. .........     2,958,550
   3,585     Series 1993, 7.125% Pfd. ........       392,558
  48,800     Series 1995, 6.99% Pfd. .........     5,349,700
   7,500   Boston Edison Company,
             4.78% Pfd. ......................       526,875
     100   Central Hudson Gas & Electric
             Corporation,
             Series D, 4.35% Pfd. ............         6,625
   7,500   Commonwealth Edison Company,
             $8.40 Pfd. ......................       772,500
           Consumers Power Company:
 127,533     Class A, 8.32% Pfd. .............     3,268,033
   3,170     Series D, $7.45 Pfd. ............       305,509
   2,850     Series G, $7.76 Pfd. ............       285,712
  42,400   Detroit Edison Company,
             7.75% Pfd. ......................     1,097,100
           Duke Power Company:
   8,900     Series 1993 A, 6.375% Pfd. ......       228,062
   3,500     Series C, 4.50% Pfd. ............       259,875
   4,000     Series E, 6.72% Pfd. ............       408,000
  20,700     Series S, 7.85% Pfd. ............     2,310,637
  46,935     Series W, 7.00% Pfd. ............     5,051,379
  18,755     Series Y, 7.04% Pfd. ............     2,023,196
  43,750   Duquesne Capital,
             Series A, 8.375% MIPS ...........     1,094,844
   3,125   Entergy Gulf States Utilities Inc.,
             $9.96 Pfd. ......................       322,656
   6,000   Entergy Mississippi Inc.,
             8.36% Pfd. ......................       616,500
           Florida Power & Light Company:
   4,000     4.50% Pfd. ......................       295,500
   4,000     Series E, 4.35% Pfd. ............       277,000
  38,850     Series S, 6.98% Pfd. ............     4,195,800
  36,400     Series T, 7.05% Pfd. ............     3,949,400
   7,000     Series U, 6.75% Pfd. ............       746,375
           Georgia Power Company:
   1,246     $6.48 Pfd. ......................       126,157
   2,639     $6.60 Pfd. ......................       274,456
  16,000     Series P, $1.90 Pfd. ............       405,000
  21,000     Series Q, $1.9875 Pfd. ..........       536,813
  12,500     Series S, $1.925 Pfd. ...........       319,531
   8,000   Gulf Power Company,
             Series A, 7.00% Pfd. ............       203,000
  10,000   Jersey Central Power & Light
             Company, Series K, 7.52% Sinking
             Fund Pfd. .......................     1,052,500
   4,000   Massachusetts Electric Company,
             6.84% Pfd. ......................       105,000
  62,000   Mississippi Power Company,
             7.25% Pfd. ......................     1,581,000
  20,000   Monongahela Power Company,
             Series L, $7.73 Pfd. ............     2,202,500
  30,000   Montana Power Capital,
             Series A, 8.45% QUIPS............       765,000
   3,900   Montana Power Company,
             $6.875 Pfd. .....................       416,813
           New York State Electric & Gas
             Corporation:
   5,000     6.30% Sinking Fund Pfd. .........       515,625
   9,696     6.48% Pfd. ......................       927,180
           Niagara Mohawk Power Corporation:
   6,250     4.10% Pfd. ......................       272,656
  44,605     7.85% Sinking Fund Pfd. .........     1,103,974
  62,000     9.50% Pfd. ......................     1,486,450
           Northern States Power Company:
   2,380     $4.10 Pfd. ......................       159,757
   2,420     $4.16 Pfd. ......................       164,863
   4,000     Series H, $6.80 Pfd. ............       416,000
   5,600     Series I, $7.00 Pfd. ............       583,800
   2,150   Pacific Enterprises,
             $4.50 Pfd. ......................       157,219
   9,000   Pacificorp,
             7.48% Sinking Fund Pfd. .........       983,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1996
                 ---------------------------------------------------------------


                                                    VALUE
 SHARES                                            (NOTE 1)
 -------                                         -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
  17,800   Pennsylvania Power Company,
             7.75% Pfd. ......................   $ 1,726,600
  15,800   Pennsylvania Power & Light Company,
             $6.75 Pfd. ......................     1,690,600
   1,273   Potomac Electric Power Company,
             Series 1957, $2.44 Pfd. .........        50,124
           PSI Energy, Inc.:
   4,850     6.875% Pfd. .....................       518,344
 167,582     7.44% Pfd. ......................     4,262,867
   5,283   Public Service Company of Colorado,
             4.64% Pfd. ......................       394,904
           Puget Sound Power & Light Company:
  19,100     7.75% Sinking Fund Pfd. .........     2,028,181
  77,135     7.875% Pfd. .....................     1,966,942
   4,030   Rochester Gas & Electric
             Corporation, Series I, 4.75%
             Pfd. ............................       290,664
 146,800   San Diego Gas & Electric Company,
             6.80% Pfd. ......................     3,991,125
  26,000   Sierra Pacific Capital,
             8.60% TOPRS......................       680,875
  26,000   Southern California Gas Company,
             7.75% Pfd. ......................       669,500
   4,000   Southern Indiana Gas & Electric,
             4.75% Pfd. ......................       293,000
  19,850   Texas Utilities Electric Company,
             $7.98 Pfd. ......................     2,176,056
           TU Capital:
  60,220     Series M, 8.25% TOPRS............     1,510,017
   9,000     Series N, 9.00% TOPRS............       235,125
           Union Electric Company:
   3,000     $7.64 Pfd. ......................       332,250
  10,000     Series G, $6.40 Pfd. ............     1,001,250
           Virginia Electric & Power Company:
   1,136     $4.04 Pfd. ......................        74,408
   1,420     $4.20 Pfd. ......................        96,560
  39,800     $6.98 Pfd. ......................     4,283,475
  16,900     $7.05 Pfd. ......................     1,818,862
 128,500   Washington Natural Gas Company,
             Series II, 7.45% Pfd. ...........     3,453,438
   5,500   Wisconsin Power & Light Company,
             6.20% Pfd. ......................       552,750
                                                 -----------
           TOTAL UTILITY FIXED RATE
             PREFERRED STOCKS
             AND SECURITIES...................    96,686,865
                                                 -----------
        BANKING -- 2.9%
  21,000   Bankers Trust New York Corporation,
             Series O, 7.625% Pfd. ...........       536,813
           Chase Manhattan Corporation:
 101,050     Series C, 10.84% Pfd. ...........     3,113,603
  12,700     Series K, 7.50% Pfd. ............       329,406
           Fleet Financial Group, Inc.:
  12,300     Series VI, 6.75% Pfd. ...........       652,669
  35,000     Series E, 9.35% Pfd. ............       984,375
  10,000   Morgan (J.P.) & Company Inc.,
             Series H, 6.625% Pfd. ...........       521,250
                                                 -----------
           TOTAL BANKING FIXED RATE
           PREFERRED STOCKS...................     6,138,116
                                                 -----------
        FINANCIAL SERVICES -- 7.3%
 174,950   Household Capital,
             8.70% TOPRS......................     4,548,700
 106,785   Household International Inc.,
             Series 1993 A, 7.35% Pfd. .......     2,763,062
  86,500   Lehman Brothers Holdings Inc.,
             5.00% Conv. Pfd. ................     2,270,625
 104,200   Merrill Lynch & Company, Inc.,
             Series A, 9.00% Pfd. ............     3,119,487
  56,000   Morgan Stanley Group Inc.,
             7.75% Pfd. ......................     3,031,000
                                                 -----------
           TOTAL FINANCIAL SERVICES
             FIXED RATE PREFERRED STOCKS
             AND SECURITIES...................    15,732,874
                                                 -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
---------------------------------------------------------------

                                                   VALUE
 SHARES                                           (NOTE 1)
 -------                                        ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        INDUSTRIAL -- 5.9%
  67,319   Coastal Corporation,
             Series H, $2.125 Pfd. ...........  $  1,737,672
 103,570   Ford Motor Company,
             Series B, 8.25% Pfd. ............     2,880,541
  85,800   James River Corporation,
             Series O, 8.25% Pfd. ............     2,198,625
  56,200   Tenneco Inc.,
             Series A, 8.25% Pfd. ............     2,845,125
  92,893   Transcanada Pipeline Ltd.,
             8.50% COPRS......................     2,386,189
   9,520   Viad Corporation,
             $4.75 Sinking Fund Pfd. .........       523,600
                                                ------------
           TOTAL INDUSTRIAL FIXED RATE
             PREFERRED STOCKS
             AND SECURITIES...................    12,571,752
                                                ------------
        INSURANCE -- 3.0%
 124,750   AON Corporation,
             8.00% Pfd. ......................     3,220,109
  50,000   Berkley (W.R.) Corporation,
             Series A, 7.375% Pfd. ...........     1,287,500
  70,681   Hartford Capital
             Series B, 8.35% QUIPS............     1,820,036
                                                ------------
           TOTAL INSURANCE FIXED RATE
             PREFERRED STOCKS
             AND SECURITIES...................     6,327,645
                                                ------------
           TOTAL FIXED RATE
             PREFERRED STOCKS
             AND SECURITIES...................   137,457,252
                                                ------------
           TOTAL PREFERRED STOCKS
             AND SECURITIES
           (Cost $191,559,209)................   204,551,628
                                                ------------
 COMMON STOCKS -- 2.2%
        UTILITIES -- 2.2%
  11,000   Consolidated Edison Company of
             New York, Inc. ..................  $    320,375
 220,800   Nevada Power Company...............     4,526,400
                                                ------------
           TOTAL UTILITY COMMON STOCKS
           (Cost $5,066,257)..................     4,846,775
                                                ------------
MISCELLANEOUS SECURITIES -- 0.3%  (Cost $1,425,460)
           Put Options on U.S. Treasury
             Bond Futures.....................       617,704
                                                ------------

 PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENT -- 1.4% (Cost $2,954,000)
 $2,954,000   Agreement with UBS Securities
                Inc., 5.60% dated 11/29/96, to
                be repurchased at $2,955,379
                on 12/2/96, collateralized by
                $2,962,000 U.S. Treasury Note,
                6.125% due 3/31/98
                (value $3,090,353)............     2,954,000
                                                ------------
TOTAL INVESTMENTS (Cost $201,004,926*)...99.4%   212,970,107

OTHER ASSETS AND LIABILITIES (Net)........ 0.6     1,224,599
                                        ------  ------------
NET ASSETS..............................100.0%  $214,194,706
                                        =====   ============

---------------

* Aggregate cost for Federal tax purposes is $200,455,151.

ABBREVIATIONS:
TOPRS  -- Trust Originated Preferred Securities (Note 7)
MIPS   -- Monthly Income Preferred Securities (Note 7)
QUIPS  -- Quarterly Income Preferred Securities (Note 7)
COPRS  -- Canadian Originated Preferred Securities (Note 7)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 1996
                                  ----------------------------------------------

ASSETS:
  Investments, at value (Cost $201,004,926) (Note 1)
     See accompanying schedule..................................                      $212,970,107
  Cash..........................................................                               189
  Dividends and interest receivable.............................                         1,728,821
  Receivable for securities sold................................                         1,009,491
  Prepaid expenses..............................................                            21,397
  Unamortized organization costs (Note 6).......................                             3,333
                                                                                      ------------
          Total Assets..........................................                       215,733,338
LIABILITIES:
     Payable for securities purchased...........................   $ 1,013,766
     Dividends payable..........................................       280,797
     Investment advisory fee payable (Note 2)...................        97,662
     Accrued expenses and other payables........................       146,407
                                                                   -----------
          Total Liabilities.....................................                         1,538,632
                                                                                      ------------
NET ASSETS......................................................                      $214,194,706
                                                                                      ============
NET ASSETS consist of:
  Undistributed net investment income (Note 1)..................                      $  1,001,239
  Accumulated net realized gain on investments sold (Note 1)....                         2,293,783
  Unrealized appreciation of investments (Note 3)...............                        11,965,181
  Par value of Common Stock.....................................                           111,513
  Paid-in capital in excess of par value of Common Stock........                       128,822,990
  Money Market Cumulative Preferred[Trademark] Stock (Note 5)...                        70,000,000
                                                                                      ------------
          Total Net Assets......................................                      $214,194,706
                                                                                      ============
                                                                    PER SHARE
                                                                   -----------
NET ASSETS AVAILABLE TO:
     Money Market Cumulative Preferred[Trademark] Stock
       (700 shares outstanding) redemption value................   $100,000.00        $ 70,000,000
     Accumulated undeclared dividends on Money Market Cumulative
       Preferred[Trademark] Stock...............................        260.00             182,000
                                                                   -----------        ------------
                                                                   $100,260.00          70,182,000
                                                                   ===========
     Common Stock (11,151,287 shares outstanding)...............        $12.91         144,012,706
                                                                        ======        ------------
TOTAL NET ASSETS................................................                      $214,194,706
                                                                                      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1996
----------------------------------------------

INVESTMENT INCOME:
     Dividends....................................................                     $15,041,334
     Interest.....................................................                         204,701
                                                                                       -----------
          Total Investment Income.................................                      15,246,035
EXPENSES:
     Investment advisory fee (Note 2).............................   $1,156,891
     Administration fee (Note 2)..................................      392,108
     Money Market Cumulative Preferred[Trademark] broker
       commissions and Auction Agent fees.........................      177,928
     Shareholder servicing agent fees (Note 2)....................      135,859
     Insurance expense............................................       97,620
     Economic consulting fee (Note 2).............................       64,561
     Custodian fees (Note 2)......................................       63,761
     Legal and audit fees.........................................       63,685
     Directors' fees and expenses (Note 2)........................       43,109
     Amortization of deferred organization costs (Note 6).........       14,000
     Other........................................................      121,856
                                                                     ----------
          Total Expenses..........................................                       2,331,378
                                                                                       -----------
NET INVESTMENT INCOME.............................................                      12,914,657
                                                                                       -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the year........                       6,552,224
     Change in net unrealized appreciation/(depreciation) of
       investments during the year................................                        (630,710)
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                       5,921,514
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                     $18,836,171
                                                                                       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                                  ----------------------------------------------

                                                                       YEAR ENDED            YEAR ENDED
                                                                    NOVEMBER 30, 1996     NOVEMBER 30, 1995
                                                                    -----------------     -----------------
OPERATIONS:
     Net investment income.......................................      $ 12,914,657          $ 14,179,582
     Net realized gain/(loss) on investments sold during
       the year...................................................        6,552,224            (5,097,206)
     Change in net unrealized appreciation/(depreciation) of
       investments during the year...............................          (630,710)           24,429,567
                                                                       ------------          ------------
     Net increase in net assets resulting from operations........        18,836,171            33,511,943
DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market
       Cumulative Preferred[Trademark] Stock Shareholders
       (Note 5)..................................................        (2,326,879)           (3,498,611)
     Distributions paid from net realized capital gains to Money
       Market Cumulative Preferred[Trademark] Stock Shareholders
       (Note 5)..................................................          (383,206)              (12,001)
     Dividends paid from net investment income to Common Stock
       Shareholders..............................................        (9,651,475)          (12,414,321)
     Distributions paid from net realized capital gains to Common
       Stock Shareholders (Note 9)...............................                --            (1,894,269)
FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions (Note 4)............                --               230,242
                                                                       ------------          ------------
NET INCREASE IN NET ASSETS FOR THE YEAR..........................         6,474,611            15,922,983
NET ASSETS:
Beginning of year................................................       207,720,095           191,797,112
                                                                       ------------          ------------
End of year (including undistributed net investment income of
  $1,001,239 and $44,550, respectively)..........................      $214,194,706          $207,720,095
                                                                       ============          ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
----------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                 NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                                     1996             1995             1994             1993            1992*
                                                 ------------     ------------     ------------     ------------     ------------
OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $  12.35         $  10.92          $  13.17        $  12.69         $  11.63
                                                   --------         --------          --------        --------         --------
Net investment income..........................        1.16             1.27              1.19            1.19             0.88
Net realized and unrealized gain/(loss) on
 investments...................................        0.53             1.73             (1.64)           0.92             1.09
                                                   --------         --------          --------        --------         --------
Net increase/(decrease) in net asset value
 resulting from investment operations..........        1.69             3.00             (0.45)           2.11             1.97
Offering costs and Money Market Cumulative
 Preferred[Trademark] Stock underwriting
 commissions charged to paid-in capital........          --               --                --              --            (0.19)
DISTRIBUTIONS:
Dividends paid from net investment income to
 Money Market Cumulative Preferred[Trademark]
 Stock Shareholders............................       (0.21)           (0.31)            (0.18)          (0.15)           (0.10)
Distributions paid from net realized capital
 gains to Money Market Cumulative Preferred
 [Trademark] Stock Shareholders................       (0.03)           (0.00)            (0.03)          (0.05)           (0.02)
Dividends paid from net investment income to
 Common Stock Shareholders.....................       (0.87)           (1.11)            (0.86)          (1.18)           (0.58)
Distributions paid from net realized capital
 gains to Common Stock Shareholders............          --            (0.17)            (0.72)          (0.26)              --
Change in accumulated undeclared dividends on
 Money Market Cumulative Preferred[Trademark]
 Stock.........................................       (0.02)            0.02             (0.01)           0.01            (0.02)
                                                   --------         --------          --------        --------         --------
Total distributions............................       (1.13)           (1.57)            (1.80)          (1.63)           (0.72)
                                                   --------         --------          --------        --------         --------
Net asset value, end of year...................    $  12.91         $  12.35          $  10.92        $  13.17         $  12.69
                                                   ========         ========          ========        ========         ========
Market value, end of year......................    $ 12.000         $ 11.250          $ 10.125        $ 13.250         $ 13.625
                                                   ========         ========          ========        ========         ========
Total investment return based on net asset
 value***......................................       13.11%           27.25%            (5.44)%         16.04%           14.18%
                                                   ========         ========          ========        ========         ========
Total investment return based on market
 value***......................................       15.42%           25.02%           (12.83)%          8.70%           14.10%
                                                   ========         ========          ========        ========         ========
Net assets, end of year (in 000's).............    $214,195         $207,720          $191,797        $213,569         $200,469
                                                   ========         ========          ========        ========         ========
RATIOS TO AVERAGE NET ASSETS
 AVAILABLE TO COMMON STOCK
 SHAREHOLDERS/SUPPLEMENTAL DATA:
   Net investment income.......................        7.36%            8.47%             8.31%           7.65%            7.46%**
   Operating expenses..........................        1.71%            1.78%             1.69%           1.72%            1.73%**
   Portfolio turnover rate.....................          87%              94%              116%            129%              77%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS
 (WHICH INCLUDES MONEY MARKET CUMULATIVE
 PREFERRED[TRADEMARK] STOCK):
   Operating expenses..........................        1.13%            1.13%             1.11%           1.14%            1.19%**

---------------

   * The Fund commenced operations on February 13, 1992.
  ** Annualized.
 *** Assumes reinvestment of distributions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                  ----------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred[Trademark] Stock currently outstanding.

                                             INVOLUNTARY           AVERAGE
                                 ASSET       LIQUIDATING            MARKET
              TOTAL SHARES     COVERAGE       PREFERENCE            VALUE
              OUTSTANDING      PER SHARE     PER SHARE(1)     PER SHARE(1) & (2)
              ------------     ---------     ------------     ------------------
11/30/96           700          $305,992       $100,000            $100,000
11/30/95           700           296,743        100,000             100,000
11/30/94           700           273,996        100,000             100,000
11/30/93           700           305,099        100,000             100,000
11/30/92           700           286,384        100,000             100,000

---------------
(1) Excludes accumulated undeclared dividends.
(2) See Note 5.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Opportunity Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation on December 10, 1991 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund commenced operations on February 13, 1992. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred[Trademark] Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred[Trademark] Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred[Trademark] Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Common Stock Shareholders as a credit against their own tax liabilities subject to the Fund qualifying as a regulated investment company as described in the following paragraph.

     Federal income taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and the differing characterization of distributions made by the Fund.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

     Prior to September 9, 1996, Lehman Brothers Global Economics ("Global Economics") (formerly Economic Advisors, Inc.), a department of Lehman Brothers Inc., served as the Fund's Economic Consultant. The Fund paid Global Economics at an annual rate equal to $75,000 for services provided. Allen Sinai served as the chief economist at Global Economics. On September 9, 1996, Mr. Sinai, along with other key economists, left Global Economics to join Primark Decision Economics Inc. ("Primark"). As of October 18, 1996, Primark serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, FDISG calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for FDISG's services as Administrator, the Fund pays FDISG a monthly fee at an annual rate of 0.19% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.02% of the Fund's average monthly net assets. FDISG also serves as the Fund's common stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for FDISG's services as transfer agent, the Fund pays FDISG a fee at an annual rate of 0.04% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     As of December 1, 1996, the fees paid by the Fund to its administrator, custodian and transfer agent have been revised as follows. The Fund will pay FDISG for administration services a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. As compensation for Boston Safe's services as custodian, the Fund will pay Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. The Fund will pay FDISG for transfer agency services a monthly fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred[Trademark] Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1996, excluding short-term investments, aggregated $174,860,691 and $174,302,936, respectively.

     At November 30, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $14,158,122 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,643,166.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

4.   COMMON STOCK

     At November 30, 1996, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                                             YEAR ENDED               YEAR ENDED
                                                              11/30/96                 11/30/95
                                                         ------------------      --------------------
                                                         SHARES      AMOUNT      SHARES       AMOUNT
                                                         ------      ------      ------      --------
Issued as reinvestment of dividends under the Dividend
  Reinvestment and Cash Purchase Plan.................        0      $    0      21,619      $230,242
                                                         ======      ======      ======      ========

5.   MONEY MARKET CUMULATIVE PREFERRED[TRADEMARK] STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 9, 1992, the Fund received proceeds from the public offering of 700 shares of Money Market Cumulative Preferred[Trademark] Stock of $70,000,000 before offering costs of $144,375 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,225,000. The Money Market Cumulative Preferred[Trademark] Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred[Trademark] Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred[Trademark] Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred [Trademark] Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred[Trademark] Stock, the Fund may be required to make additional distributions to Money Market Cumulative Preferred[Trademark] Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred[Trademark] Stock is [Trademark] generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred[Trademark] Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1996, 700 shares of Money Market Cumulative
Preferred[Trademark] Stock were outstanding at the annual rate of 3.900%. The dividend rate, as set by the auction process, is generally expected to

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.   ORGANIZATION COSTS

     Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred[Trademark] Stock were $40,000 and $30,000, respectively, and are being amortized on a straight-line basis over a five year period beginning February 13, 1992 (the date of the Fund's commencement of investment operations) and April 9, 1992 (the date of the issuance of the Fund's Money Market Cumulative Preferred[Trademark] Stock), respectively.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and may invest a significant portion of its assets, but less than 25% of its assets, in companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. Because of the Fund's concentration of investments in the utility industry and significant holdings in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Ratings Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may also invest up to 15% of its assets in common stock. The Fund's investment policy regarding debt securities was amended by the Board of Directors on July 21, 1995. The amended policy allows the Fund to invest up to 35% of its assets collectively in the following securities: Trust Originated Preferred Securities ("TOPRS"), Monthly Income Preferred Securities ("MIPS"), Quarterly Income Debt Securities ("QUIDS"), Quarterly Income Preferred Securities ("QUIPS"), Canadian Originated Preferred Securities ("COPRS"), and similarly-structured instruments, subject to the quality standards set forth above.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1996, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SUBSEQUENT EVENTS

     On December 16, 1996, the Fund declared a dividend of $0.280 per share (of which for tax purposes $0.125 per share represents a dividend from net investment income and $0.155 per share represents a dividend from realized long term capital gains) to Common Stock Shareholders of record December 26, 1996, payable December 31, 1996.

     As a result of the gains realized by the Fund, a portion of the distributions paid to the Fund's Money Market Cumulative Preferred[Trademark] Stock Shareholders from January 1, 1996 through November 30, 1996 has been designated as being from long term capital gains, as required by ruling 89-81 of the Internal Revenue Service Code. Therefore, on December 16, 1996, the Fund declared an additional distribution of $109,135 payable December 18, 1996 to Money Market Cumulative Preferred[Trademark] Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution is required to reflect the fact that the original distributions did not qualify 100% for the corporate Dividends Received Deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Opportunity Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities of the Preferred Income Opportunity Fund Incorporated, including the portfolio of investments, as of November 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from February 13, 1992 (commencement of operations) to November 30, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Preferred Income Opportunity Fund Incorporated as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from February 13, 1992 (commencement of operations) to November 30, 1992, in conformity with generally accepted accounting principles.

Boston, Massachusetts                               Coopers & Lybrand L.L.P.
January 3, 1997

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                  ----------------------------------------------

     For the fiscal year ended November 30, 1996, the Fund realized, and by December 31, 1996, had distributed long term capital gains to both Common Stock Shareholders and Money Market Cumulative Preferred[Trademark] Stock Shareholders of $2,127,113. The Fund, in doing so, has utilized all capital losses carried forward from the prior year. The amount may differ from those shown elsewhere in this annual report due to differences in the calculation of long term gains for tax purposes as compared with SEC financial reporting requirements. Of the total distributions attributable to the fiscal year ended November 30, 1996, including the Additional Distribution to Money Market Cumulative Preferred[Trademark] Stock Shareholders, 85.86% qualifies for the Dividends Received Deduction for eligible corporate investors. (See Note 9).

     For the calendar year ended December 31, 1996, 85.59% of all dividends paid to Common Stock Shareholders qualifies for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 when preparing their tax returns to determine the appropriate tax treatment of the distributions they received from the Fund in calendar year 1996.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                           QUARTERLY RESULTS OF INVESTMENT OPERATION (UNAUDITED)
                           -----------------------------------------------------

                                                  AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                     ---------------------------------------------------------------
                                                              NET REALIZED          NET INCREASE/
                                                             AND UNREALIZED         (DECREASE) IN
                                       NET INVESTMENT          GAIN/(LOSS)         NET ASSETS FROM
                 INVESTMENT INCOME         INCOME            ON INVESTMENTS           OPERATIONS
                ------------------   ------------------   --------------------   -------------------
 QUARTER                     PER                  PER                    PER                   PER
  ENDED           TOTAL     SHARE*     TOTAL     SHARE*      TOTAL      SHARE*      TOTAL     SHARE*
--------        ----------  ------   ----------  ------   -----------   ------   -----------  ------
02/28/95        $3,861,014   $0.35   $2,420,831   $0.22   $ 4,639,812   $ 0.41   $ 7,060,643  $ 0.63
05/31/95         4,149,620    0.37    2,769,492    0.25     9,552,841     0.86    12,322,333    1.11
08/31/95         4,225,009    0.38    2,843,183    0.25       518,935     0.05     3,362,118    0.30
11/30/95         4,181,057    0.37    2,849,065    0.26     4,620,773     0.41     7,469,838    0.67
02/29/96         3,672,584    0.33    2,333,543    0.21    (4,454,117)   (0.40)   (2,120,574)  (0.19)
05/31/96         3,868,154    0.35    2,573,570    0.23     2,444,402     0.22     5,017,972    0.45
08/31/96         3,961,160    0.35    2,661,602    0.24      (716,135)   (0.06)    1,945,467    0.18
11/30/96         3,744,137    0.34    2,845,619    0.25     8,647,364     0.77    11,492,983    1.02

---------------

* Per share of common stock.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by FDISG as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, FDISG will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If FDISG commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, FDISG will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to FDISG's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1996, $9,224 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying FDISG in writing, by completing the form on the back of the Plan account statement and forwarding it to FDISG or by calling FDISG directly. A termination will be effective immediately if notice is received by FDISG not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, FDISG will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from FDISG at 1-800-331-1710.

MEETING OF SHAREHOLDERS

     On July 19, 1996, the Fund held its Annual Meeting of Shareholders to (1) elect two Directors of the Fund, and (2) ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending November 30, 1996. The results of each proposal are as follows:

PROPOSAL 1:  ELECTION OF DIRECTORS.

                          NAME                                  FOR        AGAINST
                          ----                               ---------     -------
Common Stock
       Robert T. Flaherty................................    9,754,650     155,447
Preferred Stock
       Morgan Gust.......................................          461           0

PROPOSAL 2:  RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
             ACCOUNTANTS.

                                                                 FOR        AGAINST    ABSTAINED
                                                              ---------     -------    ---------
    Voted.................................................    9,727,633      42,273     140,652

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       Morgan Gust
       Robert F. Wulf

     OFFICERS
       Robert T. Flaherty, CFA
          Chairman of the Board
          and President
       Donald F. Crumrine, CFA
          Vice President
          and Secretary
       Robert M. Ettinger, CFA
          Vice President
       Peter C. Stimes, CFA
          Vice President
          and Treasurer
       Carl D. Johns
          Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME OPPORTUNITY FUND?
       - If your shares are held in a Brokerage
         Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer
         Agent & Shareholder Servicing Agent --
                 First Data Investor Services Group, Inc.
                   (FDISG)
                       P.O. Box 1376
                       Boston, MA 02104
                       1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                   [PREFERRED INCOME OPPORTUNITY FUND LOGO]


                                    Annual
                                    Report






                              November 30, 1996